THE SWISS HELVETIA FUND, INC.

(As of September 30, 2018)

For the three-month period ended September 30, 2018, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased 9.42% in US dollars (“USD”). For the same period, the Fund’s share price performance increased 11.73% in USD, as the discount at which the Fund traded its shares narrowed. This compares with an increase of 6.34% in the Swiss Performance Index (the “Index” or “SPI”) in USD. Since the beginning of the year, the Fund’s NAV increased 3.54% while the share price increased 9.90% in US dollars. This compares with an increase of 0.25% in the Index in USD. The share price has benefited during the quarter and year-to-date periods from a narrowing of the discount, advancing more than the NAV. While the NAV has outperformed the index during the quarter and year-to-date periods, a substantial portion is explained by actions taken by the Fund in connection with the Fund’s recent distribution and tender offer, as further explained below under Performance.

Economic environment during the period under review

Global economic review

The global economy’s expansion continued in Q3 2018. US real GDP increased 3.5% in the third quarter 2018, decelerating from 4.2% in the second quarter of 2018 but stronger than the 2.2% seen in the first quarter (annualized). On

September 26, the US Federal Reserve hiked rates for the third time this year to a target range of 2.0% - 2.25%, citing strong economic activity and low unemployment. On the other side of the Atlantic, the Eurozone GDP growth slowed down to 0.2% in Q3, after achieving a growth rate of 0.4% for both the first and second quarters of 2018 (not annualized).

Swiss economic review

In Switzerland, the State Secretariat for Economic Affairs (SECO) released GDP growth figures for the second quarter of 2018. GDP growth amounted to 0.7% (not annualized) and estimates for the first quarter of 2018, were revised upwards to 1.0% (from 0.6%). The above average rate of growth was supported by strong manufacturing and exports, underpinned by more favorable exchange rate movements. Hence, the Swiss economy grew at a faster pace than the Euro area. The unemployment rate remained low at 2.4%.

Market environment during the period under review

In contrast to emerging markets and Europe ex Switzerland, equity markets performed strongly over the quarter in the US and Switzerland. The S&P 500 returned 7.71%, and the SPI rose by 6.34% (both in USD). For the first time this year, Swiss small & mid caps underperformed large caps. Year to date, however, small & mid caps outperformed marginally. The relative performance of the Swiss market

THE SWISS HELVETIA FUND, INC.

versus other European stock exchanges and the leadership of large caps is also evident when looking at sector leadership, as three of the five heaviest sectors in the index led the market in absolute performance terms: the healthcare, food and insurance sectors had the largest contribution to index performance.

Source: Schroders, Bloomberg, as of September 30, 2018. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

THE SWISS HELVETIA FUND, INC.

Performance

As previously announced, the Board of Directors of the Fund approved a tender offer to purchase up to 65% of the Fund’s outstanding shares for cash at a price equal to 98% of the NAV per share on the expiration date (the “Tender Offer”). Prior to commencing the Tender Offer, in October 2018, the Fund distributed substantially all of its realized capital gains to stockholders of record as of September 19, 2018 (the “October Distribution”).

For the period under review and for the first nine months of 2018, the Fund’s NAV return was positive compared to the Index’s return. The October Distribution had a material positive impact on the Fund’s NAV performance calculation due to the assumed re-investment of the October Distribution at a discount to NAV which was reflected in the Fund’s valuation as of September 17 (the ex-dividend date).

In terms of relative performance before the impact of the October Distribution, there were positive impacts from some of the Fund’s larger overweight positions, such as Cembra Money Bank, Sonova, Sensirion, and Belimo. Furthermore, being underweight in ams AG, LafargeHolcim and SGS had a positive impact on relative performance. However, negative contributions to relative performance came from overweight positions such as GAM, Aryzta, CEVA, Implenia and Tecan, as did our underweight in Lonza. The Fund’s private equity positions had a positive impact, primarily due to the valuation of Novimmune, which sold the global rights to its lead drug candidate for a price above the Fund’s carrying value.

Portfolio changes

In total, there were 31 sales and 10 purchases, as the Fund partially reduced positions to fund the October Distribution. Of the sales, there were 27 reductions and four entire disposals.

THE SWISS HELVETIA FUND, INC.

New Investments by the Fund

SIG Combibloc

Additions to Existing Investments

ABB

Adecco

Julius Baer

Nestlé

Richemont

Swatch

UBS

Zurich Insurance

Positions Entirely Disposed of

GAM

Landis + Gyr

Valiant

VAT

Reductions in Existing Investments

Airopack

Baloise

Belimo

BKW

Burckhardt

Cembra Money Bank

CEVA

Credit Suisse

Feintool

Forbo

Geberit

Givaudan

Implenia

Kuros

Lindt & Sprüngli

Logitech

Lonza

Novartis

Roche

Schindler

Sensirion

SFS

Sonova

Sunrise

Swiss Life

Tecan

VZ Holding

Among the purchases, there were seven increases and only one new investment in an initial public offering (“IPO”). As of September 30, 2018, there were 39 listed companies held by the Fund and six direct private equity investments, including one participation in a private equity limited partnership.

While the Fund sold many positions in order to fund the October Distribution, it also continued typical portfolio management activity. It should be noted that the Fund did not dispose of its illiquid private equity positions to fund the October Distribution or the Tender Offer and that as a result, the Fund’s illiquid private equity positions now comprise a greater portion of the Fund’s portfolio.

The Fund established a new position in the IPO of SIG Combibloc, a competitor to

THE SWISS HELVETIA FUND, INC.

Tetra Pak in the aseptic packaging market. While market dynamics are supported by mega trends such as urbanization, population growth and rising income levels, we believe that SIG Combibloc’s more flexible technology will lead to market share gains. New geographic market entries should also provide avenues for growth.

ABB is a late cyclical industrial company. Although we added to the Fund’s position in ABB because we expect that it will benefit from growing order demand, we still kept an underweight for valuation reasons.

We increased our position in Adecco from an underweight to an overweight as we believe the company is much cheaper than the market on key value metrics such as Price-Earnings Ratio, Price-Cash Flow Ratio, Price-Sales Ratio and dividend yield.

We increased the Fund’s position in Julius Baer as its valuation appeared attractive against the backdrop of short-term fears regarding potential legal issues and employee retention after the CEO left for a competitor.

We increased the Fund’s position in Nestle after observing welcome initiatives from its new CEO, which appears to be adjusting its products to the needs of a more modern consumer. We are encouraged by the portfolio changes and product enhancements made so far, although there is still a long journey ahead for the transformation.

We increased the Fund’s positions in Richemont and Swatch based on share price weakness around fears of a demand slowdown from China.

We also increased the Fund’s weight in UBS and Zurich Insurance, as we believe the two companies stand out in the financial sector in terms of dividend yield and capital strength.

Outlook and Investment View

We slightly reduced our expectations for global growth from 3.4% to 3.3% in 2018, before moderating to 3.0% in 2019 (previously 3.2%). Including fiscal stimulus packages, US growth is forecast at 2.8% in 2018 and 2.4% next year. The US Federal Reserve has now started its balance sheet reduction (quantitative tightening) and with core inflation rising, we expect another rate hike in December and two more in 2019, ending the forecast at 3%. Eurozone growth is forecast to moderately slow to 2.0% in 2018, but remains robust overall. Italian political risk has returned and has reintroduced volatility, meaning growth should moderate in 2019 to 1.7%, but at this level, remains above trend. Eurozone inflation is expected to remain under 2%, with higher energy price inflation in 2018 replaced by higher core inflation in 2019. The European Central Bank is likely to end quantitative easing in

THE SWISS HELVETIA FUND, INC.

December 2018, before raising interest rates in 2019. In Switzerland, the SECO considerably increased its growth outlook for 2018 from 2.4% to 2.9%. For 2019, GDP is expected to increase by 2.0%. We believe Swiss companies benefit from a sound global economic environment and ongoing productivity gains. Emerging economies are forecast to see growth largely unchanged at 5% for 2018 before slowing to 4.8% in 2019. China’s GDP growth is forecast to continue its secular decline, exacerbated by trade wars.

The trade wars between the US and China have escalated with another round of tariffs from both sides. We expect the dispute to be prolonged with all trade between the two nations being subject to tariffs by the end of next year. The impact on global activity is negative, but the dispute would have to escalate beyond China and the US to end the cycle. Nonetheless, when combined with the impact of tighter monetary policy and a fade in fiscal stimulus, the effect of the clash on trade and investment should contribute to a slowdown in 2019 and a potential end to US expansion in 2020.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	September 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 135.55%

Automobiles & Components — 0.48%

5,350	Autoneum Holding AG	$1,084,460	0.48%
Supplies automotive components. The company offers solutions for noise reduction and heat management to increase vehicle comfort, supplies its products to major automotive original equipment manufacturers worldwide.
	(Cost $1,357,254)

		1,084,460	0.48%

Banks — 14.48%

43,000	Cembra Money Bank AG	3,909,091	1.74%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards and savings and insurance services. (Cost $2,577,751)

431,317	Credit Suisse Group AG1	6,513,028	2.90%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $5,265,034)

No. of Shares	Security	Fair Value	Percent of Net Assets

Banks — (continued)

108,000	Julius Baer Group Ltd.[1]	$5,429,852	2.42%
Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services.
	(Cost $5,083,039)

1,050,000	UBS Group AG1	16,661,548	7.42%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $15,289,484)

		32,513,519	14.48%

Biotechnology — 2.74%

91,450	Kuros Biosciences AG1	524,283	0.23%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $904,831)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Biotechnology — (continued)

3,250	Lonza Group AG1	$1,114,609	0.50%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $211,379)

6,191	NovImmune SA1,2,3	4,510,975	2.01%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $3,613,416)

		6,149,867	2.74%

Chemicals — 1.21%

1,100	Givaudan SA	2,717,342	1.21%
Manufactures and markets fragrances and flavors from natural and synthetic ingredients. The company sells its products to manufacturers of perfumes, beverages, prepared foods, and consumer goods. The company operates worldwide.
	(Cost $2,522,372)

		2,717,342	1.21%

No. of Shares	Security	Fair Value	Percent of Net Assets

Construction & Materials — 5.55%

1,100	Belimo Holding AG	$5,287,162	2.36%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $1,822,224)

950	Forbo Holding AG	1,530,815	0.68%
	Produces floor coverings, adhesives and belts for conveying and power transmission. (Cost $1,195,794)

5,700	Geberit AG	2,656,265	1.18%

Manufactures and supplies water supply pipes and fittings, installation, drainage and flushing systems such as visible cisterns other sanitary systems for the commercial and residential construction markets. The company sells its products in Germany,

Italy, Switzerland, Austria,

the Netherlands, France,

and Belgium.
(Cost $2,563,619)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Construction & Materials — (continued)

47,000	Implenia AG	$2,990,428	1.33%
Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $2,556,877)

		12,464,670	5.55%

Electric Utilities — 0.28%

10,000	BKW AG	636,773	0.28%
Provides energy supply services. The company focuses on the production, transportation, trading and sale of energy. In addition to energy supply, the company also develops, implements and operates energy solutions for its clients.
	(Cost $583,760)

		636,773	0.28%

No. of Shares	Security	Fair Value	Percent of Net Assets

Financial Services — 1.90%

14,300	VZ Holding AG	$4,274,775	1.90%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $2,480,272)

		4,274,775	1.90%

Food & Beverage — 27.10%[4]

203,074	Aryzta AG1	1,941,760	0.87%
Produces and retails specialty bakery products. The Company produces French breads, pastries, continental breads, confections, artisan breads, homestyle lunches, viennoiserie, patisserie, cookies, pizza, appetizers, and sweet baked goods.
	(Cost $6,421,694)

105	Chocoladefabriken Lindt & Spruengli AG	8,653,256	3.85%
	Major manufacturer of premium Swiss chocolates. (Cost $366,545)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Food & Beverage — (continued)

600,000	Nestlé SA	$50,257,985	22.38%
	One of the world’s largest food and beverage processing companies. (Cost $14,672,028)

		60,853,001	27.10%

Industrial Engineering — 0.62%

5,600	Schindler Holding AG	1,402,293	0.62%
Manufactures and installs elevators, escalators, and moving walkways internationally. The company’s products are used in airports, subway stations, railroad terminals, shopping centers, cruise ships, hotels, and office buildings. The company also offers maintenance services.
	(Cost $1,185,236)

		1,402,293	0.62%

Industrial Goods & Services — 10.09%

257,000	ABB Ltd.	6,101,382	2.72%
	Provides power and automation technologies. The company operates under segments that include power products, power systems, automation products, process automation, and robotics. (Cost $6,379,912)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

50,000	Adecco Group AG	$2,638,207	1.18%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $2,854,564)

10,500	Burckhardt Compression Holding AG	3,669,840	1.63%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases and gas transport and storage. (Cost $2,716,267)

54,006	DKSH Holding AG	3,693,285	1.64%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,470,894)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — (continued)

33,300	Feintool International Holding AG1	$3,818,182	1.70%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $3,028,046)

23,000	Sensirion Holding AG1	1,565,827	0.70%

The company, through its subsidiaries, manufactures gas and liquid flow sensors for the measurement of humidity and temperature, volatile organic compounds and carbon dioxide. The company serves automotive, industrial,

medical, and consumer

goods sectors worldwide.
(Cost $907,986)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

10,000	SFS Group AG1	$1,165,029	0.52%
	Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America. (Cost $636,134)

		22,651,752	10.09%

Industrial Transportation — 0.77%

90,000	Ceva Logistics AG1	1,722,973	0.77%
Provides logistics services. The Company offers freight forwarding, cargo transportation, contract logistics, warehousing, ground transport fleet, and distribution management services. The company serves automotive, consumer and retail, energy, health care, industrial and aerospace, and technology sectors worldwide.
	(Cost $2,472,157)

		1,722,973	0.77%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Insurance — 9.93%

38,000	Baloise Holding AG	$5,823,710	2.60%
Offers group and individual life, health, accident, liability property, and transportation insurance to customers in Europe. The Company also offers private banking and asset management services.
	(Cost $5,756,222)

24,892	Swiss Life Holding AG1	9,479,754	4.22%
	Provides life insurance and institutional investment management. (Cost $6,169,196)

22,000	Zurich Insurance Group AG1	6,986,487	3.11%
Provides insurance-based financial services. The company offers general and life insurance products and services for individuals, small businesses, commercial enterprises, mid-sized and large corporations, and multinational companies.
	(Cost $7,001,449)

		22,289,951	9.93%

No. of Shares	Security	Fair Value	Percent of Net Assets

Machinery — 1.65%

293,492	SIG Combibloc Group AG1	$3,695,692	1.65%
	The company, through its subsidiaries, manufactures and produces bottling machines and systems for the food and beverage industries. The company serves customers worldwide. (Cost $3,380,206)

		3,695,692	1.65%

Medical Equipment — 7.00%

33,760	Sonova Holding AG	6,749,926	3.01%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $5,244,528)

3,731	Spineart SA1,2,3	1,378,919	0.61%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,328)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Medical Equipment — (continued)

31,888	Tecan Group AG	$7,580,256	3.38%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $2,916,296)

		15,709,101	7.00%

Personal & Household Goods — 9.48%

146,000	Cie Financiere Richemont SA	11,957,412	5.32%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $9,722,331)

119,158	Swatch Group AG - Registered shares	9,332,092	4.16%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $10,317,182)

		21,289,504	9.48%

No. of Shares	Security	Fair Value	Percent of Net Assets

Pharmaceuticals — 37.03%[4]

547,000	Novartis AG	$47,263,309	21.04%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $13,646,864)

147,500	Roche Holding AG	35,901,029	15.99%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.
	(Cost $10,300,686)

		83,164,338	37.03%

Technology — 3.91%

113,000	Airopack Technology Group AG1	1,006,450	0.45%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging.
	(Cost $1,191,827)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Technology — (continued)

173,000	Logitech International SA	$7,767,997	3.46%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.
	(Cost $2,265,362)

		8,774,447	3.91%

Telecommunications — 1.33%

32,945	Sunrise Communications Group AG1	2,996,686	1.33%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $2,207,194)

		2,996,686	1.33%

	Total Common Stock (Cost $175,881,240)	304,391,144	135.55%

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — 0.13%

Biotechnology — 0.02%

8,400	Ixodes AG, Series B1,2,3,5	$49,103	0.02%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

		49,103	0.02%

Industrial Goods & Services — 0.09%

500,863	SelFrag AG Class A1,2,3	189,721	0.09%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		189,721	0.09%

Medical Equipment — 0.02%

83,611	EyeSense AG, Series A Preferred[1,2,3]	43,654	0.02%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		43,654	0.02%

	Total Preferred Stock (Cost $7,191,388)	282,478	0.13%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Limited Partnership — 0.45%

Biotechnology — 0.45%

	Aravis Biotech II, Limited Partnership[1,2,3,5]
	(Cost $1,810,184)	$1,010,440	0.45%

	Total Investments* (Cost $184,882,812)	305,684,062	136.13%

	Other Assets Less Liabilities#	(81,123,244)	(36.13%)

	Net Assets	$224,560,818	100.00%

Net Asset Value Per Share:
	($224,560,818 ÷ 25,313,872 shares outstanding, $0.001 par value: 50 million shares authorized)		$8.87

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2018

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $7,182,812 or 3.20% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$1,810,184
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	3,613,416
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328

		$15,238,316

[4]

As of September 30, 2018, the Fund had more than 25% of its total assets invested in Food & Beverage and the Pharmaceuticals industries as a result of the appreciation of its existing investments and due to the decrease in the Fund’s assets resulting from its distribution payable October 19, 2018. Due to regulatory restrictions that apply to the Fund’s investments in a particular industry, the Fund will not make any additional investments until such time the percentage of the Fund’s total assets invested in that industry is below 25%.

[5]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/17	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 09/30/18
Aravis Biotech II, Limited Partnership	$1,591,513	$81,343	$(1,081,211)	$61,007	$357,788	$—	$1,010,440
Ixodes AG – Preferred Shares B	68,268	—	—	—	(19,165)	—	49,103

	$1,659,781	$81,343	$(1,081,211)	$61,007	$338,623	$—	$1,059,543

*	Cost for Federal income tax purposes is $184,973,618 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$137,236,033
Gross Unrealized Depreciation	(16,525,589)

Net Unrealized Appreciation (Depreciation)	$120,710,444

#	Includes value of distribution paid of $124,291,111 on October 19, 2018.

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	September 30, 2018

PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2018
Pharmaceuticals	37.03%
Food & Beverage	27.10%
Banks	14.48%
Industrial Goods & Services	10.18%
Insurance	9.93%
Personal & Household Goods	9.48%
Medical Equipment	7.02%
Construction & Materials	5.55%
Technology	3.91%
Biotechnology	3.21%
Financial Services	1.90%
Machinery	1.65%
Telecommunications	1.33%
Chemicals	1.21%
Industrial Transportation	0.77%
Industrial Engineering	0.62%
Automobiles & Components	0.48%
Electric Utilities	0.28%
Other Assets Less Liabilities	(36.13%)

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2018
Nestlé SA	22.38%
Novartis AG	21.04%
Roche Holding AG	15.99%
UBS Group AG	7.42%
Cie Financiere Richemont SA	5.32%
Swiss Life Holding AG	4.22%
Swatch Group AG – Registered shares	4.16%
Chocoladefabriken Lindt & Spruengli AG	3.85%
Logitech International SA	3.46%
Tecan Group AG	3.38%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $7,182,812, or 3.20% of the Fund’s net assets at September 30, 2018, and are listed in Note 2 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted	quoted prices in active markets for identical assets and liabilities
Level 2—other	significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Investments in Securities*
Common Stock	$298,501,250	$—	$5,889,894	$—	$304,391,144
Preferred Stock	—	—	282,478	—	282,478
Limited Partnership	—	—	—	1,010,440	1,010,440

Total Investments in Securities	$298,501,250	$—	$6,172,372	$1,010,440	$305,684,062

*	Please see the Schedule of Investments for industry classifications.

**

As of September 30, 2018 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at September 30, 2018	Valuation Technique	Unobservable inputs	Range[1]
Biotechnology
NovImmune SA—Common Shares	$4,510,975	Market approach	Recent round of financing	N/A
				95%
Ixodes AG—Preferred Shares	49,103	Discounted cash flow	Discount rate	19%
			Probability of success rate on research and development	10%
Industrial Goods & Services
SelFrag AG—Preferred Shares	189,721	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	43,654	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,378,919	Market approach	Recent round of financing	N/A
Total	$6,172,372

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2017	$4,941,039	$328,792	$5,269,831
Change in Unrealized Appreciation/Depreciation (a)	948,855	(46,314)	902,541
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer out of Level 3	—	—	—

Balance as of September 30, 2018	$5,889,894	$282,478	$6,172,372

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on September 30, 2018.

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

D. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Capital Commitments

As of September 30, 2018, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,327,191	$—

*

The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as at September 30, 2018. The Swiss franc/U.S. dollar exchange rate as of September 30, 2018 was used for conversion and equaled 0.9768 as of such date.

(a)

This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 3—Subsequent Events

On November 20, 2018, pursuant to the Fund’s previously announced Tender Offer, the Fund accepted for cash purchase 24,638,918 shares of the Fund’s common stock at a price equal to $7.86 per share, which represents 98% of the Fund’s NAV per share of $8.02 as of the close of the regular trading session of the New York Stock Exchange on November 19, 2018. As a result of the purchase of the 24,638,918 shares, the Fund has 13,267,110 shares of common stock outstanding.

The Fund has been informed that the Fund’s Executive Officers and other officers that are employees of Schroder Investment Management North America, Inc., Schroder Investment Management North America Ltd., or their respective affiliates will resign as officers of the Fund on or about December 31, 2018. The Board is evaluating its options but intends to identify appropriate replacements for required officers, which could result in additional cost to the Fund.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Andrew Dakos

Chairman (Non-executive)

Richard Dayan[1]

Director

Phillip Goldstein[2]

Director

Moritz Sell[3]

Director

Gerald Hellerman[1,4]

Director

Mark A. Hemenetz

President

Principal Executive

Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

David J. Marshall

Treasurer

Principal Financial

Officer

Steven P. Zink

Assistant Treasurer

Reid B. Adams

Chief Legal Officer

Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Member [2] Governance/Nominating Committee Chair [3] Audit Committee Chair	[4] Pricing Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

1 London Wall Place

London, EC2Y 5AU United Kingdom

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $590.8 billion in assets under management and administration as of September 30, 2018.

Executive Offices

The Swiss Helvetia Fund, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

Quarterly Report

For the Period Ended

September 30, 2018

SWZ QR 9/30/18